================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         POTTERS FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     Notice is hereby given that the 1998 Annual Meeting of the Shareholders of Potters Financial Corporation ("PFC") will be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 23, 1998, at 10:00 a.m. (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To re-elect three directors of PFC for terms expiring in 2000;

2. To approve the Potters Financial Corporation 1998 Stock Option and Incentive Plan, a copy of which is attached hereto as Exhibit A;

3. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of PFC for the current fiscal year; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of PFC of record at the close of business on February 27, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.



                                         By Order of the Board of Directors





East Liverpool, Ohio                     Anne S. Myers, Secretary
March 13, 1998

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770

                                 PROXY STATEMENT

                                     PROXIES

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Potters Financial Corporation, an Ohio corporation ("PFC"), for use at the 1998 Annual Meeting of Shareholders of PFC to be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 23, 1998, at 10:00 a.m. (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder through the execution of a later dated proxy which is received by PFC before the Proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Any such later dated Proxy or written notice of revocation shall be delivered to Potters Financial Corporation, 519 Broadway, East Liverpool, Ohio 43920, Attention: Anne S. Myers, Secretary. Attendance at the Annual Meeting, will not, of itself, revoke a Proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the election of Arthur T. Doak, Timothy M. O'Hara and Peter D. Visnic as directors of PFC for terms expiring in 2000;

     FOR the approval of the Potters Financial Corporation 1998 Stock Option and Incentive Plan (the "1998 Stock Option Plan"), a copy of which is attached hereto as Exhibit "A"; and

     FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of PFC for the current fiscal year.

     The cost of soliciting Proxies will be assumed by PFC. Proxies may be solicited by the directors, officers and other employees of PFC and The Potters Savings and Loan Company, the wholly owned subsidiary of PFC ("Potters"), in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. PFC has retained D. F. King and Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of approximately $4,500 and reimbursement for out-of-pocket expenses. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

         Only shareholders of record as of the close of business on February 27, 1998 (the "Voting Record Date"), are entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share owned. PFC's records disclose that, as of the Voting Record Date, there were 976,436 common shares of PFC outstanding and entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of PFC on or about March 13, 1998.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

     Under Ohio law and PFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner that are represented in person or by proxy at the Annual Meeting but not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

APPROVAL OF THE 1998 STOCK OPTION PLAN

     The affirmative vote of the holders of at least a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to approve the 1998 Stock Option Plan. Abstentions and non-votes will have the same effect as a vote against the approval of the 1998 Stock Option Plan. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy but did not vote on the approval of the 1998 Stock Option Plan by marking the appropriate block on the Proxy, such shares will be voted FOR the adoption of the 1998 Stock Option Plan and will not be considered Non-votes.

RATIFICATION OF SELECTION OF AUDITORS

     The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of PFC for the current fiscal year. The effect of an abstention or Non-vote is the same as a vote against the approval of such ratification. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe Chizek as auditors.

                   VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of February 27, 1998:

                                                  Amount and Nature of                      Percent of
Name and Address                                  Beneficial Ownership                  Shares Outstanding
----------------                                  --------------------                  ------------------
Towle & Co.                                             75,600(1)                              7.74%
1714 Deertracks Trail
St. Louis, MO 63131

Jeffrey L. Gendell                                      97,200(2)                              9.95%
200 Park Avenue, Suite 3900
New York, NY 10166

Wm. Gaylord Billingsley                                 50,690(3)                              5.19%
P.O. Box  2108
1110 Dairy Lane
East Liverpool, OH 43920

-----------------------
(Footnotes on next page)

(1) Consists of 27,600 shares over which Towle & Co. has sole voting and dispositive power and 48,000 shares over which Towle & Co. has shared dispositive power.

(2) Consists of 50,200 shares over which Mr. Gendell has sole voting and dispositive power and 47,000 shares over which Mr. Gendell has shared voting and dispositive power.

(3) Consists of 48,350 shares with respect to which Mr. Billingsley has sole voting and dispositive power; 340 shares awarded, but not yet earned, under The Potters Savings and Loan Company Recognition and Retention Plan and Trust (the "RRP") with respect to which he has voting but not dispositive power; and 2,000 shares over which Mr. Billingsley has shared voting and investment power with his wife.

     The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of February 27, 1998:

                                                  Amount and Nature of                      Percent of
Name and Address(1)                              Beneficial Ownership(2)                Shares Outstanding
-------------------                              -----------------------                ------------------
Edward L. Baumgardner                                    14,222(3)                         1.44%
Wm. Gaylord Billingsley                                  50,690(4)                         5.19%
Arthur  T. Doak                                          33,282(5)                         3.38%
William L. Miller                                        30,690(6)                         3.11%
Timothy M. O'Hara                                        14,690(6)                         1.49%
Peter D. Visnic                                          41,330(7)                         4.23%
Suzanne B. Fitzgerald                                       800                            0.08%
All directors and executive officers
 as a group (9 persons)                                 187,368(8)                        18.31%

----------------
(1) Each of the persons listed in this table may be contacted at the address of PFC, 519 Broadway, East Liverpool, Ohio 43920.

(2) Each person has sole voting power and dispositive power unless otherwise indicated. Each director's number of shares, except Mr. Baumgardner's and Ms. Fitzgerald's, includes 340 shares awarded but not yet earned under the RRP, with respect to which the director has voting power but not dispositive power.

(3) Includes 12,000 shares that may be acquired pursuant to options granted under The Potters Savings and Loan Company Stock Option Plan (the "Potters Plan"); 2,070 shares over which Mr. Baumgardner has shared voting power as a co-trustee of The Potters Savings and Loan Company 401(k) Retirement Savings Plan (the "401(k) Plan"); and 152 shares allocated under The Potters Savings and Loan Company's Employee Stock Ownership Plan (the "ESOP"), over which Mr. Baumgardner has voting but not dispositive power.

(4) Includes 2,000 shares over which Mr. Billingsley has shared voting and investment power with his wife.

(5) Includes 8,992 shares which may be acquired pursuant to options granted under the Potters Plan; 14,592 shares not yet awarded under the RRP, over which Mr. Doak, as co-trustee of the RRP, has shared voting power; and 8,000 shares over which Mr. Doak has shared voting and investment power with his wife.

(6) Includes 8,992 shares which may be acquired pursuant to options granted under the Potters Plan.

(7) Includes 14,592 shares not yet awarded under the RRP, over which Mr. Visnic, as co-trustee of the RRP, has shared voting power.

(8) Includes 46,888 shares which may be acquired pursuant to options granted under the Potters Plan.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Regulations provide for a Board of Directors consisting of seven persons. Each of the directors of PFC is also a director of Potters.

     In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nomination to the Secretary of PFC by the close of business on the fourteenth calendar day preceding the annual meeting of shareholders. Each such written notice of a proposed director nominee must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially and/or of record by each such nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2000 and until their successors are duly elected or until their earlier resignation, removal from office or death:

                                                                             Director          Director of
Name                         Age(1)             Position Held                 Since           Potters Since
----                         ------             -------------                 -----           -------------
Arthur T. Doak                 49                Director                  1995(2)               1990

Timothy M. O'Hara              48                Director                  1995(2)               1988

Peter D. Visnic                51                Director                  1995(2)               1992

--------------

(1)  As of February 27, 1998.

(2) Messrs. Doak, O'Hara and Visnic became directors of PFC in connection with the 1996 reorganization of Potters into a wholly owned subsidiary of PFC and the extinguishment and cancellation of Potters common shares in exchange for PFC common shares (the "Reorganization").

     The following directors will continue to serve as directors after the Annual Meeting for the terms indicated:

                                                                  Director        Director of      Term
Name                           Age(1)     Position(s)Held         Since           Potter Since     Expires
----                           ------     ---------------         -----           ------------     -------
William L. Miller                57       Chairman of the         1995(2)         1982             1999
                                          Board & Director
Edward L. Baumgardner            54       Chief Executive         1995(2)         1995             1999
                                          Officer, President
                                          & Director
Wm. Gaylord Billingsley          67       Director                1995(2)         1972             1999
Suzanne B. Fitzgerald            59       Director                1997            1997             1999


-----------

(Footnotes on next page)

(1)  As of February 27, 1998.

(2) Messrs. Miller, Baumgardner and Billingsley became directors of PFC in connection with the Reorganization.

     MR. BAUMGARDNER has been the Chief Executive Officer, President and a Director of Potters since February 1995. From August 1984 to October 1992, Mr. Baumgardner was the President of Citizens Loan & Building Company of Lima, Ohio ("Citizens"). After Citizens merged into AmeriCom, Mr. Baumgardner served as the President of American Community Bank, N.A. ("AmeriCom"), from November 1992 to January 1995.

     MR. BILLINGSLEY is retired from Billingsley, Inc., an Ohio corporation which operated a supermarket in East Liverpool from 1955 to 1991.

     MR. DOAK has been President of The Milligan Hardware & Supply Company in East Liverpool since 1985.

     MR. MILLER has served as the Chairman of the Board of Potters since September 1991. Since 1983, Mr. Miller has been the President and Chairman of the Board of MVP Enterprises, Inc., a nursing home provider in East Liverpool. In addition, Mr. Miller has been a partner in Miller & Stacey, an independent public accounting firm, since 1977.

     MR. O'HARA has been the Vice President of Operations of W.C. Bunting Co., Inc., a supplier of decorative pottery in East Liverpool, since 1975.

     MR. VISNIC has been the Vice President, the Licensed Administrator and a director of MVP Enterprises, Inc. since 1983. From 1977 through 1992, Mr. Visnic was a partner in Crable, Miller & Visnic, the predecessor of Miller & Stacey.

     Ms. FITZGERALD has served as Dean of the East Liverpool Campus Kent State University since 1987. Prior to 1987, Ms. Fitzgerald, a registered nurse, served three years as Director of the Nursing Program at that Campus.

MEETINGS OF DIRECTORS

     PFC was incorporated under Ohio law in August 1995. The Board of Directors of PFC met 13 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1997, and took action in writing without a meeting twice. No director, while a director, attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

     Each director of PFC is also a director of Potters. The Board of Directors of Potters met 14 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1997, and took action in writing without a meeting twice. No director, while a director, attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES OF DIRECTORS

     The Board of Directors of PFC has an Audit Committee, an ESOP Committee and a Stock Option Committee. PFC's Board of Directors has no nominating committee or compensation committee.

     The Audit Committee, which was created in March 1996 and consists of Messrs. Visnic, Billingsley and Doak, is responsible for reviewing PFC's financial statements. Although the Audit Committee of PFC held no meetings during 1997, the members of such Audit Committee met twice during 1997 as a committee of Potters.

     The ESOP Committee administers the ESOP and presently is comprised of Messrs. Miller and Billingsley and Ms. Fitzgerald. There was one meeting of the ESOP Committee held during the fiscal year ended December 31, 1997.

     The Stock Option Committee is responsible for administering the Potters Plan and the 1998 Stock Option Plan, including interpreting the plans and awarding options pursuant to their terms. Its members are Messrs. Miller, Doak and O'Hara. The Stock Option Committee met three times during 1997.

                               EXECUTIVE OFFICERS

     In addition to Mr. Baumgardner, the following persons are executive officers of PFC and Potters and hold the designated positions:

Name                                Age(1)                    Position(s) Held
----                                ------                    ----------------
Anne S. Myers                        45              Vice President, Secretary and Chief
                                                     Operating/Financial Officer of PFC and Potters

Albert E. Sampson                    53              Vice President of PFC and Potters and
                                                     Chief Lending Officer of Potters

-----------

(1)  As of February 27, 1998

     Ms. Myers has served as Vice President and Chief Operating Officer of Potters since July 1992 and as Secretary of PFC and Potters since October 1996. Ms. Myers became Vice President and Chief Operating Officer of PFC in connection with the Reorganization. In March 1997, Ms. Myers was named Chief Financial Officer of PFC and Potters.

     Mr. Sampson has served as Vice President and Chief Lending Officer of Potters since July 1996. From 1992 through July 1996, Mr. Sampson served as Vice President of Lending of Home Federal Bank in Hamilton, Ohio.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

     PFC does not pay fees to directors. Each non-employee director of Potters receives a fee of $4,000 per year for service as a director of Potters and an additional $325 for each meeting of the full Board of Directors and $175 for each committee meeting attended by the director. The Chairman of the Board receives an additional annual fee of $4,000 and an additional $650 for each meeting of the full Board of Directors attended but receives no fees for his attendance at committee meetings.

EXECUTIVE COMPENSATION

     The following table presents certain information regarding compensation received by Edward L. Baumgardner, the President and Chief Executive Officer of PFC and Potters, for the fiscal year ended December 31, 1997. Mr. Baumgardner received the compensation included in the following table from Potters and received no compensation from PFC. No other executive officer of Potters or PFC earned salary and bonus in excess of $100,000 during the year ended December 31, 1997.

                           Summary Compensation Table
                           --------------------------

Name and Principal                                             Annual Compensation
  Position                               Year               Salary($)        Bonus($)        All Other Compensation
------------------                       ----               ---------        --------        -----------------------
   Edward L. Baumgardner                 1997              $113,000         $ 16,950
   President, Chief                      1996              $110,000         $     50         $4,570 (2)
   Executive Officer(1)

------------

(1) Amounts reported do not include amounts attributable to other miscellaneous compensation received. The cost of such benefits was less than 10% of Mr. Baumgardner's salary and bonus.

(2) Consists of Potters' contribution to Mr. Baumgardner's 401(k) Plan account in the amount of $2,904 and the $1,666 aggregate value at the date of allocation of 152 common shares of PFC allocated to Mr. Baumgardner's account pursuant to the ESOP.

POTTERS PLAN

     The shareholders of Potters approved the Potters Plan at the 1994 Annual Meeting of Shareholders of Potters. A number of common shares of Potters equal to 10% of the shares issued in connection with the conversion of Potters from the mutual form of organization to the stock form of organization (the "Conversion"), or 105,800 shares (as adjusted to give effect to a stock split in the form of a stock dividend), were reserved for issuance upon the exercise of options to be granted to directors, officers and other key employees of Potters. Options to purchase 105,716 shares have been granted, and options to purchase 46,888 of such shares are currently unexercised. In connection with the Reorganization, each outstanding option was assumed by PFC, and all holders of options became entitled to purchase one common share of PFC for each common share of Potters which could have been purchased upon the exercise of an option prior to the Reorganization.

     The Potters Plan is administered by the Stock Option Committee of the Board of Directors of PFC. The Stock Option Committee may grant options under the Potters Plan to officers and key employees at such times as it deems most beneficial to PFC and Potters based upon the officer's or key employee's responsibility, tenure and future potential to PFC and Potters. The Potters Plan provides for automatic grants to directors which were effective at the time of the Conversion or will become effective upon a new director becoming a member of the Board of Directors. Without further approval of the shareholders, the Board of Directors may at any time terminate the Potters Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders or to take into account changes in applicable laws, make any amendment which would (a) increase the aggregate number of common shares which may be issued under the Potters Plan (except for adjustments to reflect certain changes in the capitalization of PFC), (b) materially modify the requirements as to eligibility for participation in the Potters Plan or (c) materially increase the benefits accruing to participants under the Potters Plan.

     Options granted to employees of Potters may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code (the "Code"), while options granted to non-employee directors do not qualify as ISOs. See "PROPOSAL TWO - APPROVAL OF POTTERS FINANCIAL CORPORATION 1998 STOCK OPTION AND INCENTIVE PLAN - Tax Treatment of Incentive Stock Options."

     No option granted under the Potters Plan may be exercised after the expiration of ten years from the date of grant, and an option recipient generally cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Options awarded to directors generally terminate three months after the director ceases to be a member of the Board of Directors, except in the event of death or disability, in which event the option remains exercisable for 12 months. The terms and conditions of exercise after termination of employment are determined by the Stock Option Committee.

     No options were granted to Mr. Baumgardner during 1997. The following table sets forth information regarding the number and value of unexercised options held by Mr. Baumgardner at December 31, 1997. No stock appreciation rights have been granted under the Stock Option Plan.

                       Aggregated Option/SAR Exercises in Last Fiscal Year and 12/31/97  Option/SAR Values
----------------------------------------------------------------------------------------------------------
                                                                  Number of                 Value of
                                                                  Securities Underlying     In-the-Money
                                                                  Options/SARs at           Options/SARs at
                                                                  12/31/97(#)               12/31/97($)(1)

                               Shares Acquired       Value        Exercisable/              Exercisable/
Name                           on Exercise(#)        Realized ($) Unexercisable             Unexercisable
----                           --------------        --------------------------             -------------
---------------------------------------------------------------------------------------------------------
Edward L. Baumgardner               -0-              N/A             12,000/-0-             $139,440/-0-

--------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such option determined by multiplying the number of shares subject to the option by the difference between the $8.38 exercise price and the fair market value of the common shares subject to the option, which was $20.00 per share on December 31, 1997, based upon the closing bid price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN

     The shareholders of Potters approved the RRP at the 1994 Annual Meeting of Shareholders of Potters. In connection with the Conversion, 31,740 (as adjusted to give effect to a stock split in the form of a stock dividend) common shares of Potters were purchased by the RRP trust with funds contributed by Potters and 25,468 (as adjusted) common shares were awarded under the RRP to directors and executive officers. Since such awards were made, 14,684 common shares have been earned and distributed to participants and 8,320 common shares have been forfeited by the termination of employment of participants.

     The RRP is administered by the RRP Committee of the Potters Board of Directors. Such Committee determines awards of common shares to be made under the RRP. In making awards under the RRP, the RRP Committee will consider the position, duties and responsibilities of the directors and eligible employees, the value of their services to Potters and any other factors the RRP Committee may deem relevant. However, in no event will the aggregate number of shares covered by an award to any one director or employee exceed 25% of the shares subject to award under the RRP.

     The common shares awarded under the RRP are earned by a recipient one-fifth on each anniversary of the date of the award. Until the common shares awarded under the RRP are earned by the recipient, such shares will be forfeited in the event that the directorship or employment of the recipient is terminated for reasons other than death, disability or retirement at or after age 60 or termination in connection with a change in control. Awarded but unearned common shares are held by the RRP trust. A recipient may direct the voting of all common shares awarded to him or her, regardless of whether such common shares have been earned, and will be entitled to receive any dividends or other distributions paid on all awarded but unearned common shares.

EMPLOYMENT AGREEMENT

     PFC and Potters entered into a three-year severance agreement with Mr. Baumgardner, effective February 28, 1997. The agreement provides that if the employment of Mr. Baumgardner is terminated at any time during such three-year term (i) without Mr. Baumgardner's written consent, (ii) for any reason other than "just cause" (as defined in the agreement), and (iii) in connection with or within one year of a change of control, Mr. Baumgardner will be entitled to receive, within 10 days of such termination, a payment equal to 1.2 times his annual compensation for the prior year plus, if permissible under the benefit plans, continued health insurance and other benefits for the remainder of the three-year term of the agreement. If in connection with or within one year of a change of control of PFC or Potters, Mr. Baumgardner's compensation is reduced, certain conditions of his employment are changed or Mr. Baumgardner's duties or responsibilities are materially changed, Mr. Baumgardner will be entitled to voluntarily terminate his employment and receive the same payment and benefits. If the change of control occurs during the last year of the term of the agreement, the term of the agreement will be extended to fifteen months from the date of the change of control. Any payment under the agreement will be subject to reduction, to the extent necessary, to comply with certain provisions of the Code of 1986, as amended. Assuming termination for other than "just cause" and in connection with such a change of control, Mr. Baumgardner would receive $152,550, based on his salary and bonus levels for fiscal 1997, plus other benefits.

CERTAIN TRANSACTIONS

     Potters has made loans to certain of PFC's directors and executive officers, their affiliates and members of their families. All loans to directors and executive officers are made on the same terms as offered to employees in a company-wide benefit program. Loans to all directors and employees are made with an interest rate 1% below the interest rate for comparable transactions with other persons, and no document preparation fees are collected. The following table sets forth information on all loans with balances greater than $60,000 at any time during 1996 and 1997 made to directors and executive officers:

                                                                                        Balance at
                  Name                               Type of Loan                       December 31, 1997
                  ----                               ------------                       -----------------
                  William L. Miller                  Real estate - residence            $372,656
                  Suzanne B. Fitzgerald              Real estate - residence              39,808
                  Suzanne B. Fitzgerald              Home equity
                                                       line of credit                     64,396
                  Edward L. Baumgardner              Real estate - residence              58,422
                  Albert E. Sampson                  Real estate - residence              66,089
                  Albert E. Sampson                  Home equity
                                                       line of credit                      8,637


     Potters leases the land for its Calcutta, Ohio, branch from Billingsley, Incorporated, a corporation owned by Mr. Billingsley. The rental payments under the lease are $34,000 per year. The lease terminates on January 31, 2008, although Potters has an option to renew the lease for up to five additional five-year periods.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, PFC's directors and executive officers and all persons holding more than 10% of the common shares of PFC are required to report their ownership of common shares of PFC and changes on such ownership to the Securities and Exchange commission (the "SEC") and to PFC. SEC regulations establish specific due dates for the filing of such reports from the time of the transaction requiring the filing of a report. Based upon a review of the reports submitted, PFC must disclose any failures to file such reports timely in this Proxy Statement for the Annual Meeting. Ms. Fitzgerald filed six days late the initial beneficial ownership report on Form 3 upon becoming a director of PFC.

                                  PROPOSAL TWO

                    APPROVAL OF POTTERS FINANCIAL CORPORATION
                      1998 STOCK OPTION AND INCENTIVE PLAN

GENERAL

     On February 26, 1998, the Board of Directors of PFC adopted the 1998 Stock Option Plan. In accordance with the terms of the 1998 Stock Option Plan and requirements for ISOs, the 1998 Stock Option Plan must be approved by the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting. THE BOARD OF DIRECTORS OF PFC RECOMMENDS THAT THE SHAREHOLDERS OF PFC APPROVE THE 1998 STOCK OPTION PLAN.

     The following is a summary of the terms of the 1998 Stock Option Plan and is qualified in its entirety by reference to the full text of the 1998 Stock Option Plan, a copy of which is attached hereto as Exhibit A.

PURPOSE, ADMINISTRATION AND ELIGIBILITY

     The purpose of the 1998 Stock Option Plan is to promote and advance the interests of PFC and its shareholders by enabling PFC to attract, retain and reward directors, managerial and other key employees of PFC and Potters, and to strengthen the mutuality of interest between such directors and employees and PFC's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of PFC. Pursuant to the 1998 Stock Option Plan, 48,820 common shares of PFC have been reserved for issuance by PFC upon the exercise of options to be granted to certain directors, officers and employees of PFC and Potters from time to time under the 1998 Stock Option Plan. At February 26, 1998, approximately 12 persons were eligible to receive options granted under the 1998 Stock Option Plan. If all shares reserved for issuance pursuant to the exercise of options granted under the 1998 Stock Option Plan are issued, the voting power of existing shareholders will be diluted by approximately 4.8% and the influence of directors and officers of PFC over the outcome of the vote on any matters submitted to PFC shareholders, including changes in control, will increase.

     The 1998 Stock Option Plan will be administered by a committee comprised of not fewer than three of the members of the Board of Directors. The Stock Option Committee may grant options under the 1998 Stock Option Plan at such times they deem beneficial to PFC and Potters. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Stock Option Committee will consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to PFC and Potters and any other relevant factors.

     Without further approval of the shareholders, the Board of Directors may at any time terminate the 1998 Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, with certain exceptions. The Board of Directors may not, without the approval of shareholders or to take into account changes in applicable laws, amend the 1998 Stock Option Plan to (a) increase the aggregate number of common shares that may be issued under the 1998 Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of PFC), (b) materially modify the requirements as to eligibility for participation in the 1998 Stock Option Plan, or (c) materially increase the benefits accruing to participants under the 1998 Stock Option Plan.

OPTION TERMS

     Options granted under the 1998 Stock Option Plan may be in the form of ISOs within the meaning of Section 422 of the Code, or Non-qualified Options. The per share option exercise price for ISOs and Non-qualified Options will be determined by the Stock Option Committee at the time of the grant, but must not be less than 100% of the fair market value of the shares on the date of the grant. Subject to certain exceptions specified in the 1998 Stock Option Plan or as otherwise specified by the Stock Option Committee at the time of grant, stock options are immediately exercisable in full. No stock option will be exercisable after the expiration of ten years from the date of the grant. In the case of an ISO granted to an employee who owns more than 10% of PFC's outstanding common shares at the time an ISO is granted under the 1998 Stock Option Plan, however, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO may not be exercisable after the expiration of five years from the date of the grant.

     Options may not be transferred or assigned except by will or the laws of descent and distribution. If an option recipient is "terminated for cause," as defined in the 1998 Stock Option Plan, any option that has not been exercised shall terminate one month after the date of such termination for cause. If an option recipient is terminated other than for cause or resigns or retires, all unexercised options terminate to the extent not exercised within three months after termination. If an option recipient dies or becomes disabled, all unexercised options terminate to the extent not exercised within twelve months after the death or disability occurs. Notwithstanding the foregoing, the Stock Option Committee may provide at the time of grant different provisions with respect to the termination of options.

     PFC will receive no monetary consideration for the granting of options under the 1998 Stock Option Plan. Upon the exercise of options, PFC will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of PFC or surrendered outstanding stock options. The market value of the common shares underlying the options reserved for the 1998 Stock Option Plan is $927,580, based upon the number of shares reserved, multiplied by the $19.00 per share closing sale price quoted by The Nasdaq Stock Market on February 27, 1998.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

     An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the difference between the fair market value of the shares received upon exercise of an ISO and the exercise price may be subject to the alternative minimum tax. Upon disposition of shares acquired from the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the optionee disposes of the shares within two years of the date of grant or within one year from the date of transfer of the shares to the optionee (a "Disqualifying Disposition"), then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term, mid-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

     PFC will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the optionee upon delivering previously acquired shares to PFC. Shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are issued to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

TAX TREATMENT OF NON-QUALIFIED OPTIONS

     An optionee receiving a Non-qualified Option does not recognize taxable income on the date of grant of the Non-qualified Option, provided that the Non-qualified Option does not have a readily ascertainable fair market value at the time it is granted. The optionee must recognize ordinary income generally at the time of exercise of a Non-qualified Option in the amount of the difference between the fair market value of the shares on the date of the exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by PFC generally will be required. The amount of ordinary income recognized by an optionee will be deductible by PFC in the year that the optionee recognizes the income if PFC complies with the applicable withholding requirement.

     If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities and Exchange Act of 1934, the optionee generally will recognize ordinary income only on the date that the optionee is no longer subject to such Section 16(b) liability in an amount equal to the fair market value of the shares on such date less the option exercise price. Nevertheless, the optionee may elect under
Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of
Section 16(b).

     Shares acquired upon the exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than eighteen months prior to disposition, mid-term capital gain or loss if the optionee has held the shares for more than one year but no more than eighteen months prior to disposition, or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

     If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to PFC. Shares received by an optionee equal in number to the previously acquired shares will have the same basis and holding period as the previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

     THE BOARD OF DIRECTORS OF PFC RECOMMENDS THAT THE SHAREHOLDERS OF PFC APPROVE THE 1998 STOCK OPTION PLAN. Accordingly, the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the Potters Financial Corporation 1998 Stock Option and Incentive Plan be, and it hereby is, approved.

                                 PROPOSAL THREE

                              SELECTION OF AUDITORS

     The Board of Directors has selected Crowe Chizek to act as the auditors of PFC for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited PFC and Potters since 1993. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF PFC RECOMMENDS THAT THE SHAREHOLDERS OF PFC RATIFY THE SELECTION OF THE AUDITORS FOR THE CURRENT FISCAL YEAR. Accordingly the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the selection of Crowe Chizek as the auditors of PFC for the current fiscal year be, and it hereby is, ratified.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 1999 annual Meeting of the Shareholders should be sent to PFC by certified mail and must be received by PFC not later than November 25, 1998.

     Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                         By Order of the Board of Directors





East Liverpool, Ohio
March 13, 1998                           Anne S. Myers, Secretary

                                                                      EXHIBIT A
                          POTTERS FINANCIAL CORPORATION
                      1998 STOCK OPTION AND INCENTIVE PLAN


     1. PURPOSE. The purpose of the Potters Financial Corporation 1998 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Potters Financial Corporation (the "Company") and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

     2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

          (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

          (e) "Company" means Potters Financial Corporation, an Ohio corporation, or any successor corporation.

          (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (h) "Fair Market Value" shall be determined as follows:

               (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

               (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing bid and closing asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

               (iii) If the Common Shares are not traded on a national securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

               (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

               (k) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

               (l) "Participant" means an employee or director of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

               (m) "Plan" means the Potters Financial Corporation 1998 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

               (n) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

               (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, The Potters Savings and Loan Company.

               (p) "Terminated for Cause" means any removal of a director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses) or a material violation of a final cease-and-desist order or for any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

          3. ADMINISTRATION.

               (a) This Plan shall be administered by the Committee to be comprised of not fewer than three of the members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by all of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

               (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

     4. DURATION OF, AND COMMON SHARES SUBJECT TO, THIS PLAN.

          (a) Term. This Plan shall terminate on the date which is ten (10) years from the effective date of the Plan, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

          (b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be 48,820 Common Shares.

     For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

     Common Shares that may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

     5. ELIGIBILITY AND GRANTS. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

     6. STOCK OPTIONS. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions as the Committee shall deem desirable, not inconsistent with the express provisions of the Plan:

          (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan.

          (b) Stock Option Price. The per share option exercise price of a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time such Incentive Stock Option is granted.

          (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; provided, however, that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided further, however, that in the case of a Participant who owns a number of Common Shares representing more than

     10% of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

          (d) Exercisability. Except as set forth in this Plan or as designated by the Committee at the time of grant, Stock Options awarded under this Plan shall be immediately exercisable in full.

          (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

          (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

     7. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

          (a) Except in the event of the death or disability of a Participant or in the event a Participant is Terminated for Cause, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, unless the Committee shall specifically state otherwise at the time a Stock Option is granted, any Stock Option which has become exercisable shall terminate if it is not exercised within three months of such resignation, removal, retirement or termination of Employment.

          (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee, all Stock Options shall terminate if not exercised within 12 months of the Participant's death or disability.

          (c) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, in the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option that has not yet become exercisable shall thereupon terminate and be of no further force or effect and any stock option that has become exercisable shall terminate if it is not exercised within one month after the Participant is Terminated for Cause.

     8. NON-TRANSFERABILITY OF STOCK OPTIONS. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

     9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

          (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, including a distribution (other than normal cash dividends) of company assets to shareholders, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

     10. AMENDMENT AND TERMINATION OF THIS PLAN. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

     11. MODIFICATION OF OPTIONS. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

     12. MISCELLANEOUS.

          (a) Tax Withholding. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

          (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

          (c) Annulment of Stock Options. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof.

          (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

          (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

          (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

          (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

          (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no later than twelve months after the date of adoption by the Board.

[X]       PLEASE MARK VOTES                                                      REVOCABLE PROXY
          AS IN THIS EXAMPLE                                              POTTERS FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF                                                          FOR      WITH-    FOR ALL
OF THE BOARD OF DIRECTORS OF                                                                        HOLD     EXCEPT
POTTERS FINANCIAL CORPORATION                                  1. The election of three
                                                                  directors:               [ ]       [ ]      [ ]

1998 ANNUAL MEETING OF SHAREHOLDERS
               APRIL 23, 1998                                     ARTHUR T. DOAK
                                                                  TIMOTHY M. O'HARA
                                                                  PETER D. VISNIC

The undersigned  shareholder  of Potters Financial
Corporation ("PFC") hereby constitutes and appoints Wm.        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
Gaylord Billingsley and William L. Miller, or either one of    INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" ABOVE AND WRITE
them, as the Proxy or Proxies of the undersigned with full     THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
power of substitution and resubstitution, to vote at the
Annual Meeting of Shareholders of PFC to be held at the        ---------------------------------------------------------
East Liverpool High School Alumni Association Clock Tower
and Museum,  216 East Fourth Street, East Liverpool, Ohio, on
April 23, 1998, at 10:00 A.M. (the "Annual Meeting") all of
the shares of PFC which the undersigned is entitled to vote at
the Annual Meeting, or at any adjournment thereof, on each of                                FOR      AGAINST  ABSTAIN
the following proposals, all of which are described in the     2. The approval of Potters
accompanying Proxy Statement:                                     Financial Corporation      [ ]        [ ]       [ ]
                                                                  1998 Stock Option and
                                                                  Incentive Plan.

                                                                                             FOR      AGAINST  ABSTAIN
                                                               3. The ratification of the
                                                                  selection  of Crowe,       [ ]        [ ]       [ ]
                                                                  Chizek and Company LLP
                                                                  as the auditors of PFC for
                                                                  the current year.

                                                               4. In their discretion, upon such other business as may
                                                                  properly come before the Annual Meeting or any
                                                                  adjournments thereof.

                                                                  This Proxy, when properly executed, will be voted in the
                                                                  manner directed herein by the undersigned shareholder.
                                                                  Unless otherwise specified, the shares will be voted FOR
                                                                  Proposals 1, 2 and 3.

                                                                  Please sign exactly as your name appears on your Stock
   Please be sure to sign and date     Date                       Certificate(s).  Executors, Administrators, Trustees,
   this Proxy in the box below.                                   Guardians, Attorneys and Agents should give their full titles.
----------------------------------------------------



Shareholder sign above Co-holder (if any) sign above
----------------------------------------------------

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